SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [_] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [X] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  [INSERT NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                           to be held on May 4, 2006

To the Stockholders:

    The 76th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland 21201, on May 4, 2006 at 9:30 A.M., for the following purposes:

    (1) To elect three Directors each for a term of three years and until their successors are elected and qualify;

    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2006;

    (3) If properly presented at the Meeting, to act upon a Stockholder proposal presented under the heading "Stockholder Proposal" in the Proxy Statement accompanying this Notice; and

    (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as set forth in the Proxy Statement accompanying this Notice. You will need proof of ownership of the Corporation's stock to enter the meeting or, if your shares are held in street name, a proxy from the street name holder.

    The close of business on February 9, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

    This Meeting is extremely important in light of the announcement by a group of dissident Stockholders of their intention to solicit proxies against the nominees of your Board of Directors (the "Board"). Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board's nominees by promptly signing, dating and returning the enclosed White Proxy Card, or by submitting your proxy by telephone or the Internet as described in the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by dissident Stockholders. If you have previously returned any proxy card sent to you by a dissident Stockholder or any person other than the Corporation, or if you previously gave your proxy to a dissident Stockholder by Internet or telephone, you may change any vote you may have indicated by signing, dating and returning the enclosed White Proxy Card in the accompanying envelope, or by submitting your proxy by telephone or the Internet as described in the enclosed White Proxy Card. In addition, you may be able to submit your proxy by telephone through the Corporation's proxy solicitor. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank may not vote your shares this year (as it has in past routine annual meetings) unless you complete, sign and return promptly the voting instructions form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or Internet.

    If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Corporation's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-888-219-8293.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                             Secretary

Dated: New York, New York, February 14, 2006

                               -----------------

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

You may submit your proxy by telephone, the Internet, or by completing, dating and signing the enclosed White Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in submitting your proxy promptly by telephone, the Internet, or by mailing the enclosed White Proxy Card promptly.

                                                              February 14, 2006

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

           Annual Meeting of Stockholders to be held on May 4, 2006

    This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation, a Maryland corporation ("Tri-Continental" or the "Corporation") to be used at the 76th Annual Meeting of Stockholders (the "Meeting") to be held in Baltimore, Maryland on May 4, 2006. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about February 14, 2006.

    THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION. A group of dissident Stockholders has announced its intention to solicit proxies against the nominees of your Board of Directors and in favor of its nominees. Your Board strongly believes that the Board's nominees for re-election as Directors are far better qualified than those proposed by the dissident group. In addition, the Board believes that the Board nominees will better serve the interests of all Stockholders.

    If you properly give your proxy by the Internet or telephonically or by executing and returning the enclosed White Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed White Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1, (ii) FOR the ratification of the selection of auditors, and (iii) AGAINST the Stockholder proposal requesting adoption of cumulative voting for directors. Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you submit your proxy by telephone or through the

Internet, you may revoke it by submitting a subsequent proxy by telephone or Internet, or by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not automatically revoke your prior proxy.

    The close of business on February 9, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 107,526,521 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a Director will have the effect as a vote against that director. For purposes of the vote on Proposal 2 and Proposal 3, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

    The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board's nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the persons named as Proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is so present, only with respect to such Board proposal, and further solicitation may be made. The votes of Stockholders indicating a vote against a Board proposal in their Proxies will be cast against adjournment or postponement in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently comprised of nine Directors. The Board is divided into three classes, each of which consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

    At the Meeting this year, three Directors are to be elected.
General John R. Galvin, Mr. William C. Morris, and Mr. Robert L. Shafer, whose terms will expire at the 2006 Annual Meeting and when their successors are elected and qualify, have been unanimously recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2009 and when their successors are elected and qualify. Although General Galvin has reached the retirement age set by Board policy, the Board has waived this policy in his case at the unanimous recommendation of the Director Nominating Committee.

    It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of General Galvin and Messrs. Morris and Shafer. General Galvin has been Director of the Corporation since 1995, Mr. Morris has been Director and Chairman of the Corporation since 1988, and Mr. Shafer has been Director of the Corporation since 1991. All were last elected by Stockholders at the 2003 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Director Nominating Committee and the Board of Directors recommend.

    Background information regarding General Galvin and Messrs. Morris and Shafer, as well as the other Directors of the Corporation, follows.

                             Term of                                          Number of
                            Office if                                       Portfolios in
                           Elected and       Principal Occupation(s)         Fund Complex
      Name (Age) and        Length of          During Past 5 Years,         to be Overseen
Position With Corporation* Time Served  Directorships and Other Information   by Nominee
-------------------------- ------------ ----------------------------------- --------------

  Independent Director Nominees
   John R. Galvin (76)      2006-2009;  Dean Emeritus, Fletcher School of         58
        Director           1995 to Date Law and Diplomacy at Tufts
                                        University; Director or Trustee of
         [PHOTO]                        each of the investment companies
                                        of the Seligman Group of Funds+;
                                        and Chairman Emeritus, American
                                        Council on Germany. Formerly,
                                        Director, Raytheon Co. (defense
                                        and commercial electronics);
                                        Governor of the Center for
                                        Creative Leadership; and Trustee,
                                        Institute for Defense Analyses.
                                        From February 1995 until June
                                        1997, Director of USLIFE
                                        Corporation (life insurance). From
                                        June 1987 to June 1992, he was the
                                        Supreme Allied Commander, NATO,
                                        and the Commander-in-Chief, United
                                        States European Command.

  Robert L. Shafer (73)     2006-2009;  Ambassador and Permanent Observer         58
        Director           1991 to Date of the Sovereign Military Order of
         [PHOTO]                        Malta to the United Nations; and
                                        Director or Trustee of each of the
                                        investment companies of the
                                        Seligman Group of Funds+. From May
                                        1987 until June 1997, Director,
                                        USLIFE Corporation (life
                                        insurance) and from December 1973
                                        until January 1996, Vice
                                        President, Pfizer Inc.
                                        (pharmaceuticals).

                             Term of                                          Number of
                            Office if                                       Portfolios in
                           Elected and       Principal Occupation(s)         Fund Complex
      Name (Age) and        Length of          During Past 5 Years,         to be Overseen
Position With Corporation* Time Served  Directorships and Other Information   by Nominee
-------------------------- ------------ ----------------------------------- --------------

  Interested Director Nominee

 William C. Morris** (67)   2006-2009;  Chairman, J. & W. Seligman & Co.          58
  Director and Chairman    1988 to Date Incorporated; Chairman of the
         [PHOTO]                        Board and Director or Trustee of
                                        each of the investment companies
                                        of the Seligman Group of Funds+;
                                        Chairman, Seligman Advisors, Inc.,
                                        Seligman Services, Inc. and Carbo
                                        Ceramics, Inc. (manufacturer of
                                        ceramic proppants for oil and gas
                                        industry); Director, Seligman Data
                                        Corp.; and President and Chief
                                        Executive Officer of The
                                        Metropolitan Opera Association.
                                        Formerly, Director, Kerr-McGee
                                        Corporation (diversified energy
                                        and chemical company) and Chief
                                        Executive Officer of each of the
                                        investment companies of the
                                        Seligman Group of Funds.

Other Directors

The other Directors of the Corporation who are not standing for election in 2006 are:

                                                                              Number of
                             Term of                                        Portfolios in
                           Office and        Principal Occupation(s)         Fund Complex
      Name (Age) and        Length of          During Past 5 Years,         to be Overseen
Position With Corporation* Time Served  Directorships and Other Information  by Director
-------------------------- ------------ ----------------------------------- --------------
  Independent Directors
  Alice S. Ilchman (70)     2004-2007;  President Emerita, Sarah Lawrence         58
        Director           1990 to Date College; Director or Trustee of
                                        each of the investment companies
                                        of the Seligman Group of Funds+;
                                        Director, Jeannette K. Watson
                                        Fellowship (internships for
                                        college students); Trustee,
                                        Committee for Economic
                                        Development; Governor, Court of
                                        Governors, London School of
                                        Economics; and Director, Public
                                        Broadcasting Service (PBS).
                                        Formerly, Trustee, Save the
                                        Children (non-profit child
                                        assistance organization). From
                                        January 1996 until December 2000,
                                        Chairman, The Rockefeller
                                        Foundation (charitable
                                        foundation). From September 1987
                                        until September 1997, Director,
                                        New York Telephone Company.

                                                                              Number of
                             Term of                                        Portfolios in
                           Office and        Principal Occupation(s)         Fund Complex
      Name (Age) and        Length of          During Past 5 Years,         to be Overseen
Position With Corporation* Time Served  Directorships and Other Information  by Director
-------------------------- ------------ ----------------------------------- --------------
 Frank A. McPherson (72)    2004-2007;  Retired Chairman of the Board and         58
        Director           1995 to Date Chief Executive Officer of
                                        Kerr-McGee Corporation
                                        (diversified energy and chemical
                                        company); Director or Trustee of
                                        each of the investment companies
                                        of the Seligman Group of Funds+;
                                        and Director, DCP Midstream GP,
                                        LLP (natural gas processing),
                                        Integris Health (owner of various
                                        hospitals), Oklahoma Chapter of
                                        the Nature Conservancy, Oklahoma
                                        Medical Research Foundation, Boys
                                        and Girls Clubs of Oklahoma,
                                        Oklahoma City Public Schools
                                        Foundation and Oklahoma Foundation
                                        for Excellence in Education.
                                        Formerly, Director, ConocoPhillips
                                        (integrated international oil
                                        corporation), Kimberly-Clark
                                        Corporation (consumer products)
                                        and BOK Financial (bank holding
                                        company). From 1990 until 1994,
                                        Director, the Federal Reserve
                                        System's Kansas City Reserve Bank.

  Betsy S. Michel (63)      2005-2008;  Attorney; Director or Trustee of          58
        Director           1985 to Date each of the investment companies
                                        of the Seligman Group of Funds+;
                                        and Trustee, The Geraldine
                                        R. Dodge Foundation (charitable
                                        foundation). Formerly, Chairman of
                                        the Board of Trustees of St.
                                        George's School (Newport, RI); and
                                        Trustee, World Learning, Inc.
                                        (international educational
                                        training) and Council of New
                                        Jersey Grantmakers.

                                                                              Number of
                             Term of                                        Portfolios in
                           Office and        Principal Occupation(s)         Fund Complex
      Name (Age) and        Length of          During Past 5 Years,         to be Overseen
Position With Corporation* Time Served  Directorships and Other Information  by Director
-------------------------- ------------ ----------------------------------- --------------
  Leroy C. Richie (64)      2004-2007;  Counsel, Lewis & Munday, P.C. (law        57
         Director          2000 to Date firm); Chairman and Chief
                                        Executive Officer, Q Standards
                                        Worldwide, Inc. (library of
                                        technical standards); Director or
                                        Trustee of each of the investment
                                        companies of the Seligman Group of
                                        Funds+ (with the exception of
                                        Seligman Cash Management Fund,
                                        Inc.); Director, Kerr-McGee
                                        Corporation (diversified energy
                                        and chemical company), Infinity,
                                        Inc. (oil and gas services and
                                        exploration) and Vibration Control
                                        Technologies, LLC (auto vibration
                                        technology); Lead Outside
                                        Director, Digital Ally Inc.
                                        (digital imaging); Director and
                                        Chairman, Highland Park Michigan
                                        Economic Development Corp.; and
                                        Chairman, Detroit Public Schools
                                        Foundation. Formerly, Trustee, New
                                        York University Law Center
                                        Foundation; and Vice Chairman,
                                        Detroit Medical Center and Detroit
                                        Economic Growth Corp. From 1990
                                        until 1997, Vice President and
                                        General Counsel, Automotive Legal
                                        Affairs, Chrysler Corporation.

  James N. Whitson (70)     2005-2008;  Retired Executive Vice President          58
        Director           1993 to Date and Chief Operating Officer,
                                        Sammons Enterprises, Inc. (a
                                        diversified holding company);
                                        Director or Trustee of each of the
                                        investment companies of the
                                        Seligman Group of Funds+; and
                                        Director, CommScope, Inc.
                                        (manufacturer of coaxial cable).
                                        Formerly, Director and Consultant,
                                        Sammons Enterprises, Inc. and a
                                        Director of C-SPAN (cable
                                        television networks).

                                                                                Number of
                                Term of                                       Portfolios in
                              Office and       Principal Occupation(s)         Fund Complex
       Name (Age) and          Length of         During Past 5 Years,         to be Overseen
 Position With Corporation*   Time Served Directorships and Other Information  by Director
 --------------------------   ----------- ----------------------------------- --------------

  Interested Director

    Brian T. Zino** (53)      2005-2008;  Director and President, J. & W.           57
Director, President and Chief Dir.: 1993  Seligman & Co. Incorporated;
      Executive Officer         to Date   President, Chief Executive Officer
                              Pres.: 1995 and, with the exception of
                                to Date   Seligman Cash Management Fund,
                               CEO: 2002  Inc., Director or Trustee of each
                                to Date   of the investment companies of the
                                          Seligman Group of Funds+;
                                          Director, Seligman Advisors, Inc.
                                          and Seligman Services, Inc.;
                                          Chairman, Seligman Data Corp.;
                                          Member of the Board of Governors
                                          of the Investment Company
                                          Institute; and Director (formerly
                                          Chairman), ICI Mutual Insurance
                                          Company.

-----------------
+ The Seligman Group of Funds currently consists of twenty-four registered investment companies (comprising 58 separate portfolios), including the Corporation.
* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Messrs. Morris and Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of February 1, 2006, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                           Dollar Range of Common   Aggregate Dollar Range of Shares Owned
                          Shares Owned by Director   by Director or Nominee of All Funds
                             or Nominee of the      Overseen or to be Overseen by Director
Name of Director/Nominee        Corporation         or Nominee of Seligman Group of Funds
------------------------  ------------------------  --------------------------------------

Independent Directors/Nominees
John R. Galvin                $10,001-$50,000       $50,001-$100,000
Alice S. Ilchman               Over $100,000         Over $100,000
Frank A. McPherson             Over $100,000         Over $100,000
Betsy S. Michel               $10,001-$50,000        Over $100,000
Leroy C. Richie               $10,001-$50,000       $10,001-$50,000
Robert L. Shafer              $50,001-$100,000       Over $100,000
James N. Whitson               Over $100,000         Over $100,000

                           Dollar Range of Common   Aggregate Dollar Range of Shares Owned
                          Shares Owned by Director   by Director or Nominee of All Funds
                             or Nominee of the      Overseen or to be Overseen by Director
Name of Director/Nominee        Corporation         or Nominee of Seligman Group of Funds
------------------------  ------------------------  --------------------------------------

Interested
  Directors/Nominee
William C. Morris              Over $100,000        Over $100,000
Brian T. Zino                  Over $100,000        Over $100,000

    As of February 1, 2006, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock and less than 1% of the Corporation's Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

    During the year ended December 31, 2005, one transaction in the Corporation's Common Stock by David F. Stein (Vice Chairman of the Manager), two transactions in the Corporation's Common Stock by Frank J. Nasta (the Secretary of the Corporation) and four transactions in the Corporation's Common Stock by Michael F. McGarry (a Vice President and Co-Portfolio Manager of the Corporation) were not reported within two business days as required. The necessary filings for each Stockholder were subsequently made.

Security Ownership of Certain Beneficial Owners

    The table below sets forth the beneficial ownership as of February 1, 2006 of each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of any class of the Corporation's stock.

    Name of Beneficial Owner      Number of Shares Beneficially Owned Percent of Class
    ------------------------      ----------------------------------- ----------------

A group led by Western Investment     7,281,741 shares of Common           6.77%
  LLC and including 13 other            Stock
  members/1/

-----------------
/1/ Information regarding group membership and shareholdings was obtained from the Schedule 14A filed jointly on February 10, 2006 and the Schedule 13D/A filed jointly as a group on January 10, 2006 by Western Investment LLC, Arthur D. Lipson, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Paradigm Partners, N.W., Inc., Scott Franzblau, Robert Ferguson, Michael Dunmire, Matthew S. Crouse, Paul Derosa and Marlene A. Plumlee.

Board Committees

    The Board of Directors met nine times during the year ended December 31, 2005. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (the "Nominating Committee"). These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended December 31, 2005. Members of the Committee, Messrs. McPherson (Chairman), Richie, Shafer and Whitson, General Galvin, Dr. Ilchman, and Ms. Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a "lead independent director," as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the Manager between board meetings in respect of general matters.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 17, 2005. The Committee met three times during the year ended December 31, 2005. Members of this Committee are Messrs. Whitson (Chairman) and Richie, General Galvin, and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on February 1, 2006, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman. The Nominating Committee met once during the year ended December 31, 2005. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

    The Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation's outstanding Common Stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders. The Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

    The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is encouraged to attend the Corporation's annual meeting of Stockholders. There were nine members of the Board of Directors in attendance at the Corporation's 2005 Annual Meeting of Stockholders.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*  Principal Occupation During Past Five Years
----------------------- ---------------------- ----------------------------------------------
John B. Cunningham (41)      2004 to Date      Mr. Cunningham is a Managing Director and
Vice President and                             Chief Investment Officer of the Manager, a
Portfolio Manager                              Vice President and Portfolio Manager of the
                                               Corporation and Seligman Common Stock
                                               Fund, Inc., and a Vice President and Co-
                                               Portfolio Manager of Seligman Income and
                                               Growth Fund, Inc. and Seligman
                                               TargetHorizon ETF Portfolios, Inc. He is also
                                               a Vice President of Seligman Portfolios, Inc.,
                                               as well as Portfolio Manager of its Common
                                               Stock Portfolio. Prior to joining the Manager,
                                               beginning in 2001, he was a Managing
                                               Director and Senior Portfolio Manager of
                                               Salomon Brothers Asset Management
                                               ("SBAM") and Group Head, SBAM's Equity
                                               Team. Prior to 2001, he was a Director and
                                               Portfolio Manager of SBAM.

Michael F. McGarry (42)      2005 to Date      Mr. McGarry is a Managing Director of the
Vice President and                             Manager, and a Vice President and Co-
Co-Portfolio Manager                           Portfolio Manager of the Corporation and
                                               Seligman Common Stock Fund, Inc. He is
                                               also a Vice President of Seligman Portfolios,
                                               Inc. and Co-Portfolio Manager of its
                                               Common Stock Portfolio.

 Name (Age) and Position     Term of Office and
  With the Corporation     Length of Time Served*   Principal Occupation During Past Five Years
-------------------------- ---------------------- -----------------------------------------------
Charles W. Kadlec (59)         1996 to Date       Mr. Kadlec is a Director and Managing
Vice President                                    Director of the Manager and President of
                                                  Seligman Advisors, Inc. and Seligman
                                                  Services, Inc. He is also Vice President and
                                                  Portfolio Manager of Seligman Time
                                                  Horizon/Harvester Series, Inc. and a Vice
                                                  President and Co-Portfolio Manager of
                                                  Seligman TargetHorizon ETF Portfolios, Inc.

Eleanor T.M. Hoagland (54)     2004 to Date       Ms. Hoagland is a Managing Director of the
Vice President and Chief                          Manager and Vice President and Chief
Compliance Officer                                Compliance Officer for each of the investment
                                                  companies of the Seligman Group of Funds.
                                                  She was formerly a Managing Director, Partner
                                                  and Chief Portfolio Strategist at AMT Capital
                                                  Management from 1994 to 2000.

Lawrence P. Vogel (49)       VP: 1992 to Date;    Mr. Vogel is Senior Vice President and
Vice President and          Treas: 2000 to Date   Treasurer, Investment Companies, of the
Treasurer                                         Manager, Vice President and Treasurer of each
                                                  of the investment companies of the Seligman
                                                  Group of Funds and Treasurer of SDC.

Thomas G. Rose (48)            2000 to Date       Mr. Rose is Managing Director, Chief Financial
Vice President                                    Officer and Treasurer of the Manager, and
                                                  Senior Vice President, Finance, of Seligman
                                                  Advisors, Inc. and SDC. He is a Vice President
                                                  of each of the investment companies of the
                                                  Seligman Group of Funds, Seligman
                                                  International, Inc. and Seligman Services, Inc.

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*  Principal Occupation During Past Five Years
----------------------- ---------------------- ----------------------------------------------
  Frank J. Nasta (41)        1994 to Date      Mr. Nasta is a Director, Managing Director,
  Secretary                                    General Counsel and Corporate Secretary of the
                                               Manager. He is Secretary of each of the
                                               investment companies of the Seligman Group
                                               of Funds. He is also Corporate Secretary of
                                               Seligman Advisors, Inc., Seligman Services,
                                               Inc., Seligman International, Inc. and SDC.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2005, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $16,870. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were nine Directors who were not employees of the Manager or its affiliates at the beginning of 2005. Mr. John E. Merow retired pursuant to Board policy at the 2005 Annual Meeting and Mr. Robert B. Catell resigned as a Director on November 28, 2005. The size of the Board was reduced by one following each of the retirement of Mr. Merow and the resignation of Mr. Catell. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2005 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration
--------------------------------------------------------------------------------
         9              Directors and Members of Committees         $830,698

    Director's attendance, retainer and/or committee fees paid to each Director during 2005 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
Robert B. Catell**     $27,969                  -0-                    $ 83,120
John R. Galvin          34,233                  -0-                     100,500
Alice S. Ilchman        32,651                  -0-                      97,500
Frank A. McPherson      32,651                  -0-                      97,500
John E. Merow***        14,040                  -0-                      39,578
Betsy S. Michel         36,770                  -0-                     105,000
Leroy C. Richie         36,770                  -0-                     106,500
Robert L. Shafer        33,926                  -0-                     100,500
James N. Whitson+       34,233                  -0-                     100,500

-----------------
* For the year ended December 31, 2005, there were twenty-four registered investment companies in the Seligman Group of Funds, including the Corporation.
** Mr. Catell resigned as Director on November 28, 2005.
*** Mr. Merow retired pursuant to Board policy at the 2005 Annual Meeting.
    Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Corporation as of December 31, 2004 was $22,873, all of which was paid to him in January 2005.
+ Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of December 31, 2005 of $247,499 in respect of the Corporation in his deferred plan account, net of earnings/losses. This amount was paid to Mr. Whitson in January 2006.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees or officers of the Manager.

    The Corporation's Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

    Each individual who has been nominated by the Board of Directors of the Corporation for election at this Meeting was previously elected by the Stockholders of the Corporation and is currently serving as a Director. Generally, under Maryland law, an incumbent director who does not receive sufficient votes to be elected at a meeting of Stockholders shall nevertheless continue to serve as a director until his successor is elected and qualifies, or until his death, resignation or removal, unless a competing nominee for the directorship, if any, receives a sufficient number of votes to be elected. If no nominee receives the required vote at the Corporation's annual meeting, the incumbent Director nominees (or other individuals) will be nominated for election at the Corporation's next meeting of Stockholders at which Directors are elected. Maryland law provides that any Stockholder entitled to vote in the election of directors of a corporation may petition a court of equity to dissolve the corporation on grounds that the Stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors. The court may or may not grant such a petition and the Corporation is not aware of this provision being invoked in the case of a public company.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

    The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected
Deloitte & Touche LLP as auditors of the Corporation for 2006. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing.

    Neither the Corporation's Charter nor the Corporation's Bylaws require that the Stockholders ratify the selection of Deloitte & Touche LLP as the Corporation's independent auditors. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP, but may retain such independent auditors. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation and its Stockholders. It is intended that the persons named in the accompanying form of proxy will vote for Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc. (an affiliate of the Manager), and SDC, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

    Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                           2005    2004
                                          ------- -------
                       AUDIT FEES........ $61,980 $59,097
                       AUDIT-RELATED FEES      --      --
                       TAX FEES..........   2,350   2,200
                       ALL OTHER FEES....      --   1,931

    Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the Corporation and certain other investment companies advised by the Manager.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                           2005    2004
                                          ------- -------
                       AUDIT-RELATED FEES $80,560 $76,630
                       TAX FEES..........   8,000  13,703
                       ALL OTHER FEES....      --  43,000

    Audit-related fees include amounts for attestation services for SDC. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $90,910 and $137,464, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

    The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

     Your Board of Directors Unanimously Recommends that the Stockholders
      Vote FOR the Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                            C. Stockholder Proposal

    The Corporation has received one proposal from a Stockholder for inclusion in this year's proxy materials, which is set forth below. The Corporation will provide the name and address of such Stockholder and the number of shares of the Corporation's Common Stock owned by such Stockholder upon oral or written request.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCK-HOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL. THE BOARD'S REASONING IS SET FORTH FOLLOWING
   THE PROPOSAL IN A STATEMENT OF OPPOSITION. STOCKHOLDERS ARE URGED TO READ
     CAREFULLY THE PROPOSAL, THE SUPPORTING STATEMENT AND THE STATEMENT OF
                                  OPPOSITION.

                             Stockholder Proposal

RESOLVED: That the shareholders of Tri-Continental Corporation, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each shareholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate or any two or more candidates as he or she may see fit.

    The Stockholder has submitted the following statement in support of his proposal:

SUPPORTING STATEMENT: This proposal was submitted at the 2004 Annual meeting. It received a 27% "yes" vote. Considering the passive shareholders, this should have been a clarion call for the Director's to take some kind of action, in my opinion.

Dividends paid for the last three years were:

                                 $.23 -   2004
                                 $.17 -   2003
                                 $.26 -   2002

A shareholder at the 2004 Shareholder meeting, in Philadelphia, was disappointed with the dividends and capital gains that had been paid in the past few years and asked what the future outlook was for capital gain distributions. Mr. Brian Zino responded that capital gain distributions would not be paid until Tri-Continental's capital loss carryforwards were used up or expired; an accurate prediction as time has confirmed.

We, the Shareholders paid J. & W. Seligman & Company total expenses of $15,384,216 in 2004; $14,319,200 in 2003; $16,295,925 in 2002. In 2004 Seligman
received approximately 1/3 of the income of the fund.

The return management has provided to shareholders during the past 5 years on the market price of the stock, was a negative 3.17% annualized. Lipper Closed-End Growth & Income Funds Average was a plus 3.13%. This information was in the 2004 annual report. How many of us would have invested in Tri-Continental during this 5-year period if we were told, "Hey, if you invest in Tri-Continental you would only lose 3.17% a year for the next 5 years."

As pointed out in my previous supporting statement in 2004, it is extremely difficult for a truly independent Director to be elected to the Board of Directors. This proposal would possibly change this situation.

Again, in my opinion, we need a Director, or Directors, whose primary concern is the interest of the shareholder. In the meeting in Baltimore, Maryland about 4 or 5 years ago in my verbal presentation to the Directors, I suggested that if management did not perform up to reasonable standards, they should be fired. Mr. William Morris followed my comments by saying he hoped not to see me at any future meetings. Frankly, I hoped so too.

Had Tri-Continental at least matched the Lipper performance I would not be making this proposal. When we invested in Tri-Continental, it was our intention to make money on the investment. Not that management would be the only entity to prosper during this period.

This proposal, once again, can put the Directors on notice that they should put Seligman's feet to the fire if they do not perform. It might also allow independent Directors to be elected.

Please vote yes on this proposal.

                YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                       FOR THE REASONS SET FORTH BELOW.

    For the reasons set forth below, your Board of Directors believes that the adoption of this proposal would not be in the best interests of the Corporation or its Stockholders.

    The Stockholders considered and rejected a similar proposal regarding adoption of cumulative voting at the 1996 and 2004 annual meetings. Approximately 87% and 73% of the votes cast were cast against the proposal at the 1996 and 2004 meetings, respectively. Your Board of Directors believes that the reasons for rejecting the proposal in 1996 and 2004 remain valid today.

    The present system of voting for directors provides the best assurance that the decisions of the directors will be in the interests of all Stockholders, and that each director will be elected by a majority of the Stockholders and will not owe any allegiance toward a particular group of minority Stockholders.

    Cumulative voting might make it possible for a special interest group to elect one or more directors whose loyalty might be directed more to the narrow interests of that particular group of Stockholders rather than to the interests of all Stockholders. It introduces the possibility of partisanship among your Corporation's Board of Directors and could impair the Board's ability to work effectively as a cohesive unit. The present voting system, long utilized by the Corporation and by most leading corporations, prevents the "stacking" of votes behind a single nominee for director and thereby promotes the election of each director on the basis of representing the interests of the Corporation and the Stockholders as a whole.

    The Proponent is disappointed that your Corporation has not made capital gain distributions for the last several years. As noted by Mr. Zino at last year's Annual Meeting, and in a letter to Stockholders dated November 21, 2005, Tri-Continental must use up capital losses sustained during the 2000-2002 market downturn before it resumes making capital gain distributions. For Stockholders who hold their shares in taxable accounts, the capital loss carryforwards offer a significant benefit because they shelter capital gains that are being realized currently from becoming taxable distributions.

    The Proponent asserts that it is "extremely difficult for a truly independent" director to be elected to the Corporation's Board of Directors. However, for many years your Corporation's Board of Directors has been comprised of at least 75% of Directors who are both independent of the Manager and not "interested persons", as defined in the Investment Company Act of 1940, of the Corporation. This generally means that those Directors do not have certain restricted relationships with the Corporation or the Manager. None of the non-interested Directors is employed by, or has ever been employed by, the Manager or owned shares of, or provided any services to, or had any other interest in, the Manager. Each of the Corporation's Directors takes his or her fiduciary and other duties very seriously and devotes considerable time and attention to those duties.

    The Proponent cites certain performance and expense information in his supporting statement. In September 2004 the team of investment professionals that manage your Corporation's investment portfolio received new leadership, and the Manager has great confidence in the ability of the reconstituted team to provide good investment results over time. Factors affecting the performance of your Corporation in the most recent annual period are discussed in detail in the Corporation's 2005 annual report to Stockholders, a copy of which was mailed to Stockholders earlier this year. With respect to expenses, your Corporation's expense ratio, including the management fee that it pays to the Manager, is lower than the average of its competitors.

    This proposal will not be adopted unless the votes cast in its favor exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for action by the Board. In order to implement the proposal, the Board would need to approve an amendment to the Corporation's charter providing for cumulative voting, and the amendment would then have to be submitted to Stockholders for approval. Approval of a charter amendment to permit cumulative voting would require the affirmative vote of a majority of all outstanding shares of stock of the Corporation.

          Your Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation
                           and all its Stockholders.

                               -----------------

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

    Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2007, must be received by the Corporation no later than October 17, 2006. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 17, 2006 and no later than 5:00 P.M., Eastern time, October 17, 2006, to be eligible for presentation at the May 2007 Annual Meeting. The Corporation's Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

                                  D. Expenses

    The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Shareholder Communications, Inc., 17 State St., New York, NY 10004 to assist in soliciting for a fee of up to $290,000 plus expenses. Georgeson will employ up to approximately 50 people to solicit Stockholders. The Corporation estimates that, in light of the expected dissident solicitation, the Corporation's expenses related to the solicitation of Stockholders, including fees for attorneys, proxy solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $685,000, approximately $113,500 of which has been spent to date. These amounts do not include costs that are normally expended for a solicitation for an election of Directors in the absence of a contest.

    Appendix 2 sets forth certain information relating to the Directors and certain officers of the Corporation who will be soliciting proxies on the Corporation's behalf.

                                          By order of the Board of Directors,


                                                      /s/ Frank J. Nasta

                                                              Secretary

                               -----------------

    It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to vote as soon as possible by accessing the Internet site listed on the enclosed White Proxy Card, by calling the toll-free number listed on the enclosed White Proxy Card, or by mailing the enclosed White Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the meeting you will need to present proof of ownership of Tri-Continental Corporation stock or if your shares are held in street name, a proxy from the street name holder.

                                  APPENDIX 1

                          TRI-CONTINENTAL CORPORATION
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

    The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure

                                      1-i
that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to Stockholders for the most recent fiscal period.

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on February 1, 2006.

                                     1-ii

                                  APPENDIX 2

Security Ownership and Transactions of Directors and Certain Officers

   The following table sets forth, with respect to the Directors of the Corporation and certain officers of the Corporation who will be soliciting proxies on the Corporation's behalf, such person's (a) ownership of the Corporation's shares as of February 1, 2006, and (b) purchases and sales of the Corporation's shares during 2004, 2005 and through February 1, 2006. All shares are of the Corporation's Common Stock. All holdings represent less than 1% of the shares of the Corporation's Common Stock.

Directors of the Corporation

                                                   Date of Purchase (P) or
                                                     Sale (S) of Shares/
Name of Director         Number of Shares Owned       Number of Shares
----------------         ----------------------    -----------------------
John R. Galvin                 1,165.231        03/25/2004, (P) 2.653 shares*
                                                06/21/2004, (P) 2.712 shares*
                                                09/23/2004, (P) 2.728 shares*
                                                12/13/2004, (P) 7.028 shares*
                                                03/24/2005, (P) 3.207 shares*
                                                06/20/2005, (P) 3.855 shares*
                                                09/27/2005, (P) 3.775 shares*
                                                12/13/2005, (P) 4.332 shares*

Alice S. Ilchman
                               7,389.661
                                                01/07/2004, (P) 29.749 shares
                                                03/25/2004, (P) 16.372 shares*
                                                06/21/2004, (P) 16.732 shares*
                                                08/11/2004, (P) 62.492 shares
                                                09/23/2004, (P) 16.982 shares*
                                                12/01/2004, (P) 55.679 shares
                                                12/13/2004, (P) 44.094 shares*
                                                03/24/2005, (P) 20.121 shares*
                                                06/20/2005, (P) 24.186 shares*
                                                07/27/2005, (P) 54.142 shares
                                                08/16/2005, (S) 31 shares
                                                09/27/2005, (P) 23.761 shares*
                                                10/19/2005, (P) 55.617 shares
                                                12/13/2005, (P) 27.471 shares*

                                      2-i

                                                          Date of Purchase (P) or
                                                            Sale (S) of Shares/
Name of Director               Number of Shares Owned        Number of Shares
----------------               ----------------------     -----------------------
Betsy S. Michel                       2,265.8         03/25/2004, (P) 5.16 shares*
                                                      06/21/2004, (P) 5.273 shares*
                                                      09/23/2004, (P) 5.304 shares*
                                                      12/13/2004, (P) 13.666 shares*
                                                      03/24/2005, (P) 6.236 shares*
                                                      06/20/2005, (P) 7.496 shares*
                                                      09/27/2005, (P) 7.341 shares*
                                                      12/13/2005, (P) 8.423 shares*

Frank A. McPherson                   56,025.86        03/25/2004, (P) 119.801 shares*
                                                      04/28/2004, (P) 4,395.848 shares
                                                      06/21/2004, (P) 132.922 shares*
                                                      09/23/2004, (P) 133.716 shares*
                                                      12/08/2004, (S) 1,121.705 shares
                                                      12/13/2004, (P) 344.495 shares*
                                                      03/24/2005, (P) 154.071 shares*
                                                      05/04/2005, (P) 2,771.493 shares
                                                      06/20/2005, (P) 194.459 shares*
                                                      09/27/2005, (P) 193.925 shares*
                                                      12/13/2005, (P) 222.509 shares*
                                                      12/21/2005, (S) 1,133.477 shares
                                                      12/22/2005, (S) 2,695.418 shares

William C. Morris                   117,388.896       03/25/2004, (P) 242.203 shares*
                                                      06/21/2004, (P) 247.543 shares*
                                                      09/23/2004, (P) 249.023 shares*
                                                      12/13/2004, (P) 641.562 shares*
                                                      12/22/2004, (P) 2,200.22 shares
                                                      03/24/2005, (P) 298.892 shares*
                                                      06/20/2005, (P) 359.271 shares*
                                                      09/27/2005, (P) 351.847 shares*
                                                      12/13/2005, (P) 403.706 shares*
                                                      12/15/2005, (P) 1,600.854 shares

Leroy C. Richie                        1,000                        N/A

Robert L. Shafer                       3,066                        N/A

                                     2-ii

                                                          Date of Purchase (P) or
                                                            Sale (S) of Shares/
Name of Director               Number of Shares Owned        Number of Shares
----------------               ----------------------     -----------------------
James. N. Whitson                   33,830.059        03/25/2004, (P) 77.032 shares*
                                                      06/21/2004, (P) 78.731 shares*
                                                      09/23/2004, (P) 79.202 shares*
                                                      12/13/2004, (P) 204.048 shares*
                                                      03/24/2005, (P) 93.111 shares*
                                                      06/20/2005, (P) 111.92 shares*
                                                      09/27/2005, (P) 109.607 shares*
                                                      12/13/2005, (P) 125.762 shares*

Brian T. Zino
                                    42,129.7844
                                                      03/25/2004, (P) 102.0085 shares*
                                                      06/21/2004, (P) 104.2571 shares*
                                                      09/23/2004, (P) 104.8827 shares*
                                                      12/13/2004, (P) 270.2074 shares*
                                                      03/24/2005, (P) 124.103 shares*
                                                      06/20/2005, (P) 147.091 shares*
                                                      09/27/2005, (P) 146.402 shares*
                                                      12/13/2005, (P) 166.813 shares*

* Dividend reinvestment.

Certain Officers of the Corporation

                                                         Date of Purchase (P) or
Name and Office of                                         Sale (S) of Shares/
Executive Officer              Number of Shares Owned       Number of Shares
------------------             ----------------------    -----------------------
John B. Cunningham                     2,500                       N/A
Vice President and Portfolio
Manager

Michael F. McGarry                    1,241.03        01/12/2005, (P) 2.682 shares
Vice President                                        01/26/2005, (P) 2.755 shares
and Co-Portfolio Manager                              02/09/2005, (P) 2.706 shares
                                                      02/23/2005, (P) 2.715 shares
                                                      03/09/2005, (P) 2.66 shares
                                                      03/23/2005, (P) 2.75 shares
                                                      03/24/2005, (P) 3.4464 shares*
                                                      04/06/2005, (P) 2.7 shares
                                                      06/20/2005, (P) 4.043 shares*
                                                      09/27/2005, (P) 4.092 shares*
                                                      12/13/2005, (P) 4.629 shares*

                                     2-iii

                                                          Date of Purchase (P) or
Name and Office of                                          Sale (S) of Shares/
Executive Officer              Number of Shares Owned        Number of Shares
------------------             ----------------------     -----------------------
Charles W. Kadlec                    7,541.0813       03/25/2004, (P) 11.0305 shares*
Vice President                                        03/26/2004, (P) 6.194 shares*
                                                      06/21/2004, (P) 11.2734 shares*
                                                      06/22/2004, (P) 6.3697 shares*
                                                      09/23/2004, (P) 11.3421 shares*
                                                      09/24/2004, (P) 6.3622 shares*
                                                      12/13/2004, (P) 29.2194 shares*
                                                      12/14/2004, (P) 16.165 shares*
                                                      03/24/2005, (P) 13.49 shares*
                                                      03/28/2005, (P) 7.5345 shares*
                                                      06/20/2005, (P) 15.806 shares*
                                                      06/21/2005, (P) 8.793 shares*
                                                      09/27/2005, (P) 15.943 shares*
                                                      09/28/2005, (P) 8.8226 shares*
                                                      12/13/2005, (P) 18.063 shares*
                                                      12/14/2005, (P) 10.0562 shares*

Frank J. Nasta                       1,033.3224       03/25/2004, (P) 3.032 shares*
Secretary                                             06/21/2004, (P) 3.0987 shares*
                                                      09/23/2004, (P) 3.1169 shares*
                                                      12/13/2004, (P) 8.0302 shares*
                                                      03/24/2005, (P) 3.704 shares*
                                                      06/20/2005, (P) 4.349 shares*
                                                      09/27/2005, (P) 4.376 shares*
                                                      11/2/2005, (P) 1.334 shares
                                                      11/2/2005, (S) 298.366 shares
                                                      12/13/2005, (P) 3.852 shares*

* Dividend reinvestment.

                                     2-iv

[LOGO] Tri-Continental Corporation
                                  Managed by
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


[LOGO] Tri-Continental
         Corporation


         Notice of Annual Meeting of Stockholders and Proxy Statement

 Time:May 4, 2006
      9:30 A.M.

Place:Offices of Venable LLP
      2 Hopkins Plaza, 18/th/ Floor
      Baltimore, Maryland 21201
 Please submit your proxy by telephone, by the Internet, or by mailing the enclosed White Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

[LOGO] J&WS

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

PROXY                      TRI-CONTINENTAL
                             CORPORATION              PREFERRED STOCK
                      100 Park Avenue, New York,
                               NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, a Maryland corporation, to be held at 9:30 a.m. on May 4, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland, 21201, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

       TELEPHONE                   INTERNET                     MAIL
       ---------          --------------------------- ------------------------
This method is available  Visit the Internet          Simply complete, sign
for residents of the      website at                  and date your proxy card
U.S. and Canada. On a     http://proxy.georgeson.com. and return it in the
touch tone telephone,     Enter the COMPANY NUMBER    postage-paid envelope.
call TOLL FREE            and CONTROL NUMBER shown    If you are using
1-877-816-0833, 24 hours  below and follow the        telephone or the
a day, 7 days a week.     instructions on your        Internet, please do not
You will be asked to      screen. You will incur      mail your proxy card.
enter ONLY the CONTROL    only your usual Internet
NUMBER shown below. Have  charges. Available until
your instruction card     12:00 midnight New York
ready, then follow the    City time on May 3, 2006.
prerecorded
instructions. Your
instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on May 3,
2006.

This method may also be
available by telephone
through the
Corporation's proxy
solicitor.

              COMPANY NUMBER                      CONTROL NUMBER
              --------------                      --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1.  ELECTION OF DIRECTORS                             FOR          WITHHOLD
                                                      all nominees all nominees
   NOMINEES: John R. Galvin, William C. Morris, and   [_]          [_]
             Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

------------------------------------------------------------------

2.  Ratification of the selection of                        FOR AGAINST ABSTAIN
   Deloitte & Touche LLP as Auditors.                       [_]   [_]     [_]

The Board of Directors recommends that you vote AGAINST Proposal 3, as more fully described in the accompanying Proxy Statement.

3.  Shareholder proposal requesting                         FOR AGAINST ABSTAIN
   adoption of cumulative voting for directors.             [_]   [_]     [_]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: ____________________ , 2006


----------------------------------------
Signature

----------------------------------------
Additional Signature (if held jointly)

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

PROXY                 TRI-CONTINENTAL CORPORATION         COMMON STOCK
                      100 Park Avenue, New York,
                               NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, a Maryland corporation, to be held at 9:30 a.m. on May 4, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland, 21201, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

       TELEPHONE                   INTERNET                     MAIL
       ---------          --------------------------- ------------------------
This method is available  Visit the Internet          Simply complete, sign
for residents of the      website at                  and date your proxy card
U.S. and Canada. On a     http://proxy.georgeson.com. and return it in the
touch tone telephone,     Enter the COMPANY NUMBER    postage-paid envelope.
call TOLL FREE            and CONTROL NUMBER shown    If you are using
1-877-816-0833, 24 hours  below and follow the        telephone or the
a day, 7 days a week.     instructions on your        Internet, please do not
You will be asked to      screen. You will incur      mail your proxy card.
enter ONLY the CONTROL    only your usual Internet
NUMBER shown below. Have  charges. Available until
your instruction card     12:00 midnight New York
ready, then follow the    City time on May 3, 2006.
prerecorded
instructions. Your
instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on May 3,
2006.

This method may also be
available by telephone
through the
Corporation's proxy
solicitor.

              COMPANY NUMBER                      CONTROL NUMBER
              --------------                      --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1.  ELECTION OF DIRECTORS                             FOR          WITHHOLD
                                                      all nominees all nominees
   NOMINEES: John R. Galvin, William C. Morris,       [_]          [_]
             and Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

------------------------------------------------------------------

2.  Ratification of the selection of                        FOR AGAINST ABSTAIN
   Deloitte & Touche LLP as Auditors.                       [_]   [_]     [_]

The Board of Directors recommends that you vote AGAINST Proposal 3, as more fully described in the accompanying Proxy Statement.

3.  Shareholder proposal requesting adoption of             FOR AGAINST ABSTAIN
   cumulative voting for directors.                         [_]   [_]     [_]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: ____________________ , 2006


----------------------------------------
Signature

----------------------------------------
Additional Signature (if held jointly)